SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        DATE OF REPORT (date of earliest event reported): April 29, 2003



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



      DELAWARE                      0-26071                       06-1447017
(State or Other Jurisdiction     (Commission                   (I.R.S. Employer
  of incorporation)               File Number)               Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)









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ITEM 9. REGULATION FD DISCLOSURE.

On April 29, 2003, the Company issued a press release, which is attached as
Exhibit 99.1 to this Current Report on Form 8-K, announcing earnings for the three months ended March 31, 2003. The information in Exhibit 99.1 is being provided pursuant to both Items 9 and 12 of Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

Exhibit Number                 Description

99.1                           Press Release


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                      EDGAR Online, Inc.


                                      /s/ Susan Strausberg
                                      --------------------
Dated:  April 29, 2003                By: Susan Strausberg
                                          Chief Executive Officer and President




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                                  EXHIBIT INDEX


Exhibit
Number                Description of Document
------                -----------------------

99.1                 Press Release